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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2005


                         WHEELING-PITTSBURGH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       000-50300                55-0309927
----------------------------           -----------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)


             1134 Market Street, Wheeling, WV                 26003
         -------------------------------------------------------------
         (Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code: (304) 234-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

         Item 2.02 Results of Operations and Financial Condition.

         On February 14, 2005, Wheeling-Pittsburgh Corporation issued a press release to provide an update on operational and financial expectations for the fourth quarter ended December 31, 2004 in light of recently quantified effects of its previously announced BOF roof collapse. The press release is attached to this report as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Section 9 - Financial Statements and Exhibits

         Item 9.01 Financial Statements and Exhibits


Exhibit No.       Description
-----------       -----------
    99.1          Press Release dated February 14, 2005.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WHEELING-PITTSBURGH CORPORATION


                                           By: /s/ Paul J. Mooney
                                               -----------------------------
                                               Paul J. Mooney
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)


Dated:  February 14, 2005